1099 18 Street, Suite 2300 Denver, Colorado 80202 303.312.8155, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
May 2008 Investor Materials
Exhibit 99.1
th

Agenda
Agenda
Shareholder Meeting
Introductions Fred Barrett
Shareholder Business Meeting Francis Barron
Company Overview
Company Strategy Fred Barrett
Financial Overview Bob Howard
Development Projects  Joe Jaggers
Southern Exploration Kurt Reinecke
Northern Exploration  Terry Barrett
Wrap-Up and Q&A Fred Barrett

FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.
These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations, the ability to obtain necessary permits, delays or prohibitions due to litigation or other disputes, and other factors discussed in our filings with the Securities and
Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings. In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about April 1, 2008. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the
SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2007 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC and Bill Barrett Corporation websites at www.sec.gov
and www.billbarrettcorp.com, respectively.
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the
Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 26, 2008.
Forward –
Forward –
Looking and Other Cautionary Statements
Looking and Other Cautionary Statements

4 Premier Rockies E&P Company Fred Barrett Chairman and Chief Executive Officer

Since We Last Met …
Since We Last Met …
Through 2007:
•
Reserve growth, up 44% to 558 Bcfe
•
Production growth, up 17% to 61.2 Bcfe (despite 3 Bcfe shut-in)
•
Reserve replacement ratio 382%
•
Finding & development costs $1.83 per Mcfe
•
Established increased density: West Tavaputs & Piceance
•
Gained traction at Blacktail Ridge & Lake Canyon delineation
•
Established shale gas production: Yellow Jacket & Circus
•
54% Growth in share price
•
Increased capital budget by one-third to $575-$600MM

Since We Last Met
Since We Last Met
2008 off to an excellent start:
•
Production up 28% to 18.2 Bcfe (1Q08/1Q07)
•
Discretionary cash flow up 58% to $108MM or $2.40 per share
•
Net income up 116% to $31MM or $0.68 per share
•
Development, delineation, exploration all on track
•
Strong Rockies natural gas prices: $8.94/MMBtu May
•
Share price performance: $57.33 all time high May 12th and up 37%
year to date

Reasons to Invest in BBG
Reasons to Invest in BBG
•
TRACK RECORD OF GROWTH:
Double-digit proved reserve and production growth
•
VISIBLE DEVELOPMENT GROWTH:
Multi-year, low risk development inventory managed with operational excellence
•
WORLD CLASS EXPLORATION PORTFOLIO:
• Track record of discoveries with 4-5 delineation programs
• Testing multiple, new, high potential prospects in 2008
•
TECHNOLOGY:
Leader in utilization of technology
•
FINANCIAL STRENGTH:
Strong balance sheet and hedge position that provides flexibility to grow
• $172.5 million Convertible Note and $467 million borrowing base on bank line

Management’s Track Record of Growth
Management’s Track Record of Growth
•
Five years of strong growth drives value
•
Current portfolio positions company to continue high growth trend
Net Production
18.3
31.7
52.1
39.4
61.2
2005 2004 2003 2006 2007 2008E
(Bcfe)
78
74
74
Dec
2002
Dec
2003
Dec
2004
292
119
204
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Discretionary Cash Flow
$5
$102
$195
$38
$239
1
Non-GAAP measure (see slide 2)
(millions)
$249
2002 2004 2005 2003 2006 2007
1

Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
224 Wells Drilled
(Gross)
Development 107
Delineation 7
Exploration 11
CBM 99
314 Wells Drilled
(Gross)
Development 125
Delineation 10
Exploration 4
CBM 175
323 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
0
20
40
60
80
2005 2006 2007 2008 E
39.4
39.4
52.1
52.1
61.2
61.2
74
74
78
~435 Wells Planned
(Gross)
Development 177
Delineation 17
Exploration 11
CBM 230
•
Seek 20%+ continued compound production growth
•
400-500 wells/year with existing inventory going forward

5/13/2008 4:24 AM
1 as of December 31, 2007
Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth
Low Risk
Resource
Visibility
3P Resources
2.0 Tcfe
DEVELOPMENT
DEVELOPMENT
1

Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth
Low Risk
Resource
Visibility
3P Resources
2.0 Tcfe
DEVELOPMENT
DEVELOPMENT
Upside:
8-10 Tcfe
Upside:
8-10 Tcfe
DELINEATION
DELINEATION
EXPLORATION
EXPLORATION
(Shale Gas, Basin Centered Oil and Gas, CBM,
Conventional Structural
(Shale Gas, Basin Centered Oil and Gas, CBM,
Conventional Structural
Unrisked
Potential
Unrisked
Potential
1 as of December 31, 2007
1

12 Financial Update Bob Howard Chief Financial Officer

Management’s Track Record of Growth
Management’s Track Record of Growth
$102
$195
$38
$239
1
Non-GAAP measure (see slide 2)
$249
2004 2005 2003 2006 2007
Net Income
($mm)
$24
- $5 - $4
$62
2004 2005 2003 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
•
Consistent cash flow growth
•
Net income is affected by gains on sales and exploration expenses
($mm)
Discretionary Cash Flow
per Year
1

2008 – Strong Start
2008 – Strong Start
•
Record 1Q results driven by record production and strong pricing
•
1Q net income was $31 million
•
Increased operating margins reflect pricing and cost controls
Discretionary Cash Flow
per Quarter
$68.5
$55.1
$61.6
$54.7
1
Non-GAAP measure (see slide 2)
($mm)
$70.1
1Q08
$108.3
4Q06 1Q07 2Q07 3Q07 4Q07
Discretionary Cash Flow
per Unit
(per Mcfe)
1Q08 4Q06 1Q07 2Q07 3Q07 4Q07
$4.35
$4.84
$3.66
$3.71
$4.07
$5.95
1

Capital Expenditures
Capital Expenditures
Exploration
10% +/-
Exploration
10% +/-
Development
80%
Development
80%
Delineation
10% +/-
Delineation
10% +/-
Piceance
40%
Piceance
40%
Uinta
33%
Uinta
33%
WRB 5%
Exploration
& Other 15%
PRB 7%
2005 2006 2007 2008E
$347
$347
$385
$385
$49
$444
$444
$575-
600
$575-
600
2008 CAPEX
$575 – $600 million est.
F&D
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
CH4 acquisition (PRB), net of subsequent divestiture and non-cash deferred tax liability
Base Capex
Capex
(Millions)
2008 CAPEX
$575 – $600 million est.

Capitalization
Capitalization
As of March 31, 2008
($ millions)
Cash $  60.9
Bank facility 134.0
Convertible notes 172.5
Stockholders’ equity 749.3
•
Debt-to-capitalization of 29%
•
Revolving line of credit - borrowing base of $467
million, up from $365 million last year
•
In March 2008, raised $172.5 million through the
sale of convertible notes
•
Bank debt balance of $134 million leaves $333
million of available funds under the credit facility

Stock Performance
Stock Performance
2007
•
54% BBG
•
41% E&P Index (EPX)
•
5.5% S&P 500 total return
2008 Year-to-date through May 9
•
35% BBG
•
34% EPX
•
-4% S&P 500 total return
27% CAGR since IPO
-20%
-10%
0%
10%
20%
30%
40%
BBG-US Close .SPX-US Close EPX Close
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
70%
80%
BBG-US Close .SPX-US Close EPX Close

18 Joe Jaggers President and Chief Operating Officer Extensive Development Inventory Photo courtesy of Williams Production

2007 Reserve Reconciliation
2007 Reserve Reconciliation
Total Reserve Additions: 233 Bcfe
428
558
(61)
(42)
YE 2006 YE 2007
Annual
Production
Property
Sales
3
Purchases
19
35
176
Revisions
Pricing
Revisions
Performance
Drilling
Adds
All are net Bcfe

558 Bcfe
Proved
558 Bcfe
Proved
2.0 Tcfe*
3P Resources
2.0 Tcfe*
3P Resources
Low Risk Reserve Growth
Low Risk Reserve Growth
F&D
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
1.125 Tcfe
Down
Spacing
1.125 Tcfe
Down
Spacing
•
1.8 Tcfe 3P at key development projects
•
Continued success with higher density
infill drilling
•
F&D improved 50% to $1.83 per Mcfe
1
as of December 31, 2007

$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Natural Gas Prices
Natural Gas Prices
Oct
$1.11
$3.61
Nov
Avg. gas sales price with hedges CIG Monthly Daily
Dec Jan Feb
$6.02
$5.98
$7.09
$5.68
$5.55
$6.66
Mar Apr
$7.81 $7.81
$8.94
$8.00
$8.18
$7.85
May

Visible Development Growth
Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River Basin
West Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
Lower Risk, Repeatable,
High Quality ROR Inventory
•
95%+ natural gas
•
97% operated – increases
control
•
94% average working interest –
concentrates staff resources
•
Visibility for 20+% CAGR in
production going forward
•
400-500 wells/year with existing
inventory going forward
Uinta Basin

Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 238 Bcfe (shallow and deep) (12/07)
•
Net production 76 MMcfe/d (shallow and deep) (04/08)
•
40,600 net acres; 28,600 net undeveloped acres (12/07)
•
94% working interest
•
1 Rig winter; 3 Rigs post winter stips (shallow)
•
EIS in process, record of decision expected 2H ‘08
•
3P resources 934 Bcfe, low risk (shallow & deep)
•
550 drilling locations
•
Upside includes additional 20-acre locations
•
Deep: 6 producing wells
•
Upside: Expansion of deep, ultra-deep, Mancos
shale
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
UT
Uinta
Basin
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline

1
As of May 9, 2008, Rockies strip price through 2010 averages $8.15/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price (Rockies strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.5
83%
2.1
$1.0
2.1
$3.1
$1.48
$ 6.75
0.38
$ 7.13
(0.85)
(0.39)
$ 5.89
49%
$ 3.85
$mm
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
ILLUSTRATIVE DRILLING &
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
Typical Well Price Sensitivity
0%
20%
40%
60%
80%
100%
120%
$3.85 $5.85 $7.85 $9.85
CIG Price - $/Mmbtu
F&D
$/Mcfe
2005 2006 2007
$1.68
$1.22
$1.26
1
2
2

25
0

50
75
100
125
150
175
200
Uinta Basin – West Tavaputs
Uinta Basin – West Tavaputs
PRODUCTION
Note:  Wells drilled include both shallow and deep
Estimated
record of
decision on
EIS 2H ‘08
2005 2006 2007 2008 2010 2009
Wells Drilled
16 Wells 30 Wells 36 Wells 55 Wells ~75 Wells ~75 Wells

Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Silt
3-Component
3-D Seismic
CO
Piceance
Basin
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 731 Bcfe
•
900-950 drilling locations (10-acre density)
•
Developing on 10-acre density
•
Plan to drill 100+ wells/year
•
Proved reserves:  212 Bcfe (12/07)
•
Net production:  88 MMcfe/d   (04/08)
•
16,200 net acres; 12,400 net undeveloped acres
(12/07)
•
97% working interest
•
Four rigs operating
BBC acreage
BBC operated gas well
BBC non-operated gas well
Non-operated gas well
10 acre pilots

$  6.75
0.90
$  7.65
(0.97)
(0.43)
$ 6.25
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price (Rockies strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
Bcfe
1.3
81%
1.00+
$  0.8
1.05
$1.85
$ 1.85
$mm
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
43%
$  4.20
ILLUSTRATIVE ECONOMICS
Typical Well Price Sensitivity
0%
20%
40%
60%
80%
100%
120%
$4.20 $6.20 $8.20 $10.20
CIG Price - $/Mmbtu
1
As of May 9, 2008, Rockies strip price through 2010 averages $8.15/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
F&D
$/Mcfe
2005
2006 2007
1.0
Bcfe
$4.18
$3.03
$2.06
1
2

0
25
50
75
100
125
150
175
PRODUCTION
80 Wells 68 Wells 100 Wells 125 Wells ~110 Wells
Wells Drilled
~110 Wells
2005 2006 2007 2008 2009 2010
Piceance Basin – Gibson Gulch
Piceance Basin – Gibson Gulch
Production
shut-in due to
low Rockies
prices
Projected
curtailment

•
129,900 net acres, 86,600 net
undeveloped acres (12/07)
•
750-800 gross drilling locations
•
Further infrastructure improvements
in 2H ‘08
•
Proved reserves: 48 Bcfe (12/07)
•
Net production: 19 MMcfe/d,
constrained until June 2008
•
Low-risk, high return
drilling, Big George coals
Powder River Basin – CBM
Big George Coal – Wyoming
Powder River Basin – CBM
Big George Coal – Wyoming
CURRENT STATUS
PROGRAM POTENTIAL
Deadhorse
Willow
Creek
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Hartzog
Draw
Pine Tree
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
MT
WY
Powder River
Basin

EUR (gross) – operated
EUR (net), 83% NRI
Drilling
Completion
Total
Incremental D&C costs/Mcfe
Gas Price (Rockies strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
$ 6.75
(0.11)
$ 6.64
(2.70)
(0.84)
$ 3.10
33%
$ 4.10
Bcfe
0.30
0.25
$    90
130
$  220
$ 0.88
(ranges from 0.15 – 0.8)
$1000s
Powder River Basin – CBM
Big George Coal - Wyoming
Powder River Basin – CBM
Big George Coal - Wyoming
ILLUSTRATIVE DRILLING AND
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
•
2007 F&D $1.34 ($/Mcfe)
Typical Well Price Sensitivity
0%
10%
20%
30%
40%
50%
60%
70%
$4.10 $6.10 $8.10 $10.10 $12.10
CIG Price - $/Mmbtu
1 As of May 9, 2008, Rockies strip price through 2010 averages $8.15/MMBtu.
2 For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
2
1

-
10
20
30
40
50
60
70
PRODUCTION
Powder River Basin – CBM
Powder River Basin – CBM
2005 2006 2007 2008 2009 2010
182 Wells
99 Wells
195 Wells 230 Wells
~230 Wells
Wells Drilled
Production
constrained due
to 3    party
gathering
system
~230 Wells
rd

Cooper
Reservoir
Field
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota – Wyoming
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota – Wyoming
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 54 Bcfe (12/07)
(Wind River total)
•
Net production: 23 MMcfe/d (04/08)
•
WI: 50-100%
•
25,000 net undeveloped acres (12/07)
•
Bullfrog 14-18; 9.5 MMcfe/d (63% NRI),
successful Frontier recompletion
•
Up to 3 wells in 2008, partially promoted
•
25-30 deep locations
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Drilling 31-32
Targeting Frontier,
Muddy, Lakota
Cave Gulch
Field
BBC Discoveries
Muddy and Lakota
IPs: 4 to 20 MMcf/d
Bullfrog 14-18
Frontier recompletion (2/08)
11-12 MMcf/d gross initial flow rate
(2 weeks)
WYOMING
Wind River Basin

Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
World Class Exploration Portfolio
•
Multi-Tcfe potential
•
Multiple, new large scale,
gas manufacturing type
resource plays
•
Utilize leading edge production
and exploration technologies
•
Established track record: multiple
discoveries in the delineation
phase (red stars)
•
Several large scale resource plays
testing in 2008
(black circles)
•
Inventory of approximately
1.2 million net undeveloped acres
Discovery / 2008 delineation
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow Jacket
Waltman Arch
Cave Gulch deep
Cooper deep
Wallace Creek CBM
Planned exploration drilling
within 12 months
Pine Ridge
Big Horn
MT Overthrust-
Circus
Hook
Green Jacket

Southern Exploration District
Denver, CO
Greater Green
River Basin
Uinta Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Basin Centered
Tight Gas
Fractured
Shale
Fractured
Oil
Conventional
Structural
Kurt Reinecke
Senior VP - Exploration
Southern District
Gas Prone Area
Oil Prone Area
Exploration Project
Development Area

10 – 25 Miles
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
UT
CO
Paradox
Basin
•
Expansive project area
•
Shallow depths: 5,500’ – 7,500’ TDs
•
Estimated Gothic shale thickness: 80’ – 150’
•
Encouraging gas contents and shale composition
•
Additional shale gas potential in Green Jacket
(Hovenweep)
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
183,000 net undeveloped acres (12/07)
•
Potential pay zones: Hovenweep and Gothic Shale
•
3 exploratory science wells drilled in late 2006/2007:
regional placement, varying frac technologies – testing
•
Shooting 3-D to high-grade location for horizontal test
•
Horizontal test planned for 2Q 2008
CURRENT STATUS
Core sample
To quantify presence of gas
Well #1
250 - 600 Mcfd
Well #3
50 - 100 Mcfd
Well #2
To be plugged
(casing design/stimulation)
2008 Program
UT CO
Gothic shale
1,850 sq mi
Hovenweep
shale
1,300 sq mi
Regional Play Concept Map

5-21-36 BTR
Testing
Blacktail Ridge / Lake Canyon
Wasatch – Utah
Blacktail Ridge / Lake Canyon
Wasatch – Utah
•
Multi-pay fractured oil project with significant gas component
•
Assessing step-out drilling, shallower pays, deeper pays
and infill drilling
•
Applying modern evaluation tools to a late 1970s aged field
•
TDs 4,000’ to 11,000’
PROGRAM POTENTIAL
•
Net acres: control a minimum of 183,000
depending on 3rd party elections
•
8 wells completed with nearly 1,000 Bopd
•
2008 activity – up to 11 wells in Blacktail,
5 wells in Lake Canyon. 1 rig currently
•
50 sq miles of 3-D seismic
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
UT
Uinta
Basin
7-7- 46 BTR
Current rate up to:
105 Bopd, 150 Mcfd
14-30-36 BTR
WOCT
EXTENSION
STRATEGY
Lake Canyon
5-5- 46 BTR
Current rate up to:
400 Bopd, 1 MMcfd
SCALE
1 Township
= 36 sq mi
Blacktail  Ridge
Duchesne
7-20- 46 DLB
Up to 360 Bopd
7-21- 46 BTR
Up to 35 Bopd, still testing
7-28- 46 BTR
Up to 55 Bopd, 15 Mcfd
Altamont/Bluebell
379 MMBOE CUM
12-36-36 BTR
5 day initial rate (1/08): 757 Bopd
Current rate up to: 140 Bopd, 140 Mcfd
High gas area
INFILL
STRATEGY
BBC acreage
BBC oil well
BBC upcoming drilling locations
Recent
3rd
party completions
IPs 540 – 1257 BOEPD
Drainage ellipses on existing wells
Known field areas
Blacktail Ridge acreage position not
shown for competitive reasons
14-29-36 BTR
Drilling

Northern Exploration District
Big Horn
Basin
Powder
River
Basin
Green
River
Basin
Williston
Basin
Wind River
Basin
Basin
Centered
Tight Gas
Conventional
Structure,
Shale Gas
Big George CBM
Conventional,
CBM,
Shale Gas,
Shale Oil
Terry Barrett
Senior VP - Exploration
Northern District
Gas Prone Area
Oil Prone Area
Exploration Project
Development Area

38 Big Horn Basin – Basin-Centered Gas Prospect Wyoming Big Horn Basin – Basin-Centered Gas Prospect Wyoming

Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
Rocky Mountain Basin Centered Gas
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
•
77,000 net undeveloped acres (12/07)
•
1 well in 2008
•
Potential pay zones:
Ft. Union 6,000’ – 11,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin – Basin-Centered Gas Prospect
Wyoming
Big Horn Basin – Basin-Centered Gas Prospect
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
Currently interpreting
CURRENT STATUS

Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
•
50% working interest (operated)
•
162,000 net  undeveloped acres (12/07)
•
Upper Cretaceous Cody Shale ~3,000’ – 7,000’
•
Cody Thickness: 900’ - 2,000’
•
Planning 4 Cody wells in 2008
•
Toston 3-D being interpreted
•
Wide-spread shale gas potential in Cody Shale
•
Continue to assess future deep structural potential
Scale in Miles
0 6
Toston-Six Mile
Circus
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Circus
162,000 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe
74 sq. mi. 3-D
150+ sq. mi. 3-D
CURRENT STATUS PROGRAM POTENTIAL
Leviathan
TD 11,005’
•
Testing Cody Shale
Draco 10 – 15
TD 12,441’
•
Testing
•
Paleozoic zones are wet
•
Lower Cretaceous
appears wet
•
Established dry gas rate
upper Cretaceous Cody
Shale 250+ Mcf/d
BBC Acreage
Upcoming BBC Cody shale location
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes

Key Catalysts Going Forward
Key Catalysts Going Forward
•
Next several years is all about execution and exposure
•
Development growth visibility: low risk, multi-year
–
Proven increased density: W. Tavaputs, Piceance
–
West Tavaputs EIS: H2 2008
–
Potential to more than double size of company next several years
•
Exploration exposure to multi-TCF upside
–
Multiple discoveries: ongoing delineation programs
–
Four new exploration programs on tap 2008
–
One of largest net undeveloped Rockies positions
•
Rockies Express takeaway capacity
–
Future takeaway capacity planned
•
Excellent financial position to execute

1099 18 Street, Suite 2300 Denver, Colorado 80202
303.312.8155, fax 303.291.0420
www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin
jmartin@billbarrettcorp.com
Thank you for your interest in
th

Visible Development Growth
Visible Development Growth
~395-415
225-235
120-125
50 - 55
2008 Wells
Planned
Powder
River
Piceance
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George and with
increased takeaway capacity
750-800 48 CBM
Planning basis is 10-acre density;
technology leader with “super fracs”
900-950 212 Gibson Gulch
2,200+ 485 Subtotal - Development
Planning basis is 40-acre density,
increased development potential
with 20-acre density
550 225
West Tavaputs shallow –
(Peters Point and Prickly Pear)
Comment
Drilling
Inventory
(gross wells)
Proved
Reserves
(Bcfe)
Area
•
Large resource base – multiple gas
manufacturing plays
•
Multi-year drilling inventory
•
Low-risk reserve and production growth
•
Further upside and efficiencies
THREE KEY AREAS

World Class Exploration Portfolio
World Class Exploration Portfolio
Completed 3-D shoot, interpreting now
Target similar to Andy’s Mesa and Double Eagle fields;
well defined target, 3-D encouraging, 1 well in 2008
Sold 50% in Deep Hook shale gas play; expect to drill 2
wells in Manning Canyon, 1 well Shallow Hook shale
gas play
Testing Cretaceous Cody Shale in Draco and Leviathan
wells; Cody delineation in ‘08
Successfully recompleted Frontier in Bullfrog 14-18;
signed up partners; have resumed program 1Q08,
current production net 23 MMcfe/d; exploration – deep
only
Drill up to 2 horizontal and up to 2 vertical wells in 2008;
includes sister shale play at Green Jacket
Delineation project; increased potential in ultra deep,
Mancos, west structure
Delineation project, multi-pay oil w/ gas; in 2008 will drill up to 11 wells in Blacktail, 5 wells in Lake Canyon;
includes 119,000 acres subject to drill-to-earn
agreements
Comment
Net undeveloped
acreage
Wells planned ‘08
(gross wells) Area Basin
77,000
1
Red Point and other Big Horn
projects (basin-centered play)
Big Horn
30,000
1
Pine Ridge and other projects
(structural salt flank plays)
Paradox
70,000
2-3
Hook
(shale gas play)
Uinta
162,000 3-4
Circus / Toston 6-mile
(structural and shale gas
play)
Montana Overthrust
NEW PROSPECTS
25,000 2-3
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
183,000 2-4
Yellow Jacket
(shale gas play)
Paradox
28,000 0
West Tavaputs deep
(structural play)
Uinta
183,000 12-16
Blacktail Ridge / Lake Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES

Natural Gas Hedges
Natural Gas Hedges
•
Hedge 50%- 70% of production on
a forward 12-month basis
•
Hedge natural gas through basis
•
Approximately 47% of gas
production 2Q08-4Q08 exposed to
prices $10/MMBtu and above
Daily Natural Gas Production Hedged with Associated Pricing
SWAPS: Natural Gas - CIG/PEPL
MMBtu/day $/MMBtu Bopd $/Bbl
2008 2Q 120,000          6.62            575 73.84
3Q 123,261          6.64            575 73.84
4Q 116,076          7.10            575 73.84
2009 1Q 159,000          7.97            375 74.41
2Q 149,000          6.87            375 74.41
3Q 149,000          6.87            375 74.41
4Q 95,957            7.32            375 74.41
2010 1Q 89,000            7.69            0
2Q 99,000            7.06            0
3Q 99,000            7.06            0
4Q 46,620            7.13            0
COLLARS: Natural Gas - CIG/TCO Oil  - WTI
CAL 2008 35,000            6.50/10.00 CAL 2008 525 70.48/81.62
NOV '08-MAR '09 10,000            8.50/12.50 JUN '08-DEC '08 100 90.00/160.00
APR '10-OCT '10 10,000            7.00/11.00 CAL 2009 450 83.89/129.84
CAL 2010 200 85.00/139.00
Oil  - WTI
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11
0
20
40
60
80
100
120
140
160
180
Swapped Volume
(MMBtu/d)
Collared Volume
(MMBtu/d)
Collar Floor
($/MMBtu)
Collar Ceiling
($/MMBtu)
Swapped Price
($/MMBtu)

Typical Well Production Profiles
Typical Well Production Profiles
0.0
0.5
1.0
1.5
2.0
2.5
3.0
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
West Tavaputs, Uinta Basin, Utah
0.0
0.5
1.0
1.5
2.0
2.5
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
Piceance Basin, Colorado
Powder River Basin, CBM, Wyoming
0.000
0.040
0.080
0.120
0.160
0.200
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
• IP-Instantaneous: 2300 Mcf/d
• IP-30 day: 1800 Mcf/d
• Well Life: 44 years
• Spacing: 10-acre & 20-acre
• Well Depth avg:7,400’
• IP-Instantaneous: 2840 Mcf/d
• IP-30 day: 2460 Mcf/d
• Well Life: 34 years
• Spacing: 40-acre & 80-acre
• Well Depth avg:7,650’ shallow & 14,750’ deep
• IP-Instantaneous, Peak: 180 Mcf/d
• IP-30 day Peak: 162 Mcf/d
• Well Life: 11 years
• Spacing: 80 acres
• Well Depth avg: 750’